Exhibit 10.1

AMENDMENT NO. 3 TO

AMENDED AND RESTATED FOUR YEAR CREDIT AGREEMENT

AMENDMENT (this “Amendment”) dated as of January 27, 2016 to the Amended and Restated Four Year Credit Agreement dated as of March 11, 2011, as amended by Amendment No. 1 dated as of April 19, 2013 and by Amendment No. 2 dated as of October 17, 2014 (the “Credit Agreement”) among LEIDOS HOLDINGS, INC. (formerly known as SAIC, Inc., the “Borrower”), LEIDOS, INC. (formerly known as Science Applications International Corporation, as guarantor (the “Guarantor”), the LENDERS party thereto (the “Lenders”) and CITIBANK, N.A., as Administrative Agent (the “Agent”).

PRELIMINARY STATEMENTS:

(1) The Borrower and the Requisite Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

(2) Pursuant to Section 2.13 of the Credit Agreement, the Borrower has requested that the Maturity Date be extended for one year, to March 11, 2018.

SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

SECTION 2. Amendment. The definitions of “FATCA” and “IBOR” are amended in full to read as follows:

“FATCA” means Sections 1471 through 1474 of the Code or any amended or successor version that is substantially comparable, any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code, any intergovernmental agreement entered into in connection with any of the foregoing and any fiscal or regulatory legislation, rules or practices adopted pursuant to any such intergovernmental agreement.

“IBOR” shall mean, with respect to any Interest Period for a Dollar LIBOR Loan or Foreign Currency Loan, the rate per annum determined by the Administrative Agent as follows:

(a) in the case of a Dollar LIBOR Loan, the rate (“Dollar LIBOR”) appearing on Reuters Page LIBOR01 (or on any successor or substitute page of Reuters, or any successor to or substitute for Reuters, providing rate quotations comparable to those currently provided on such page of Reuters, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for Dollar deposits with a maturity comparable to such Interest Period; or

(b) in the case of a Euromarket Funded Foreign Currency Loan, the rate (“London IBOR”) appearing on Reuters Screen LIBOR01 (or on any successor or substitute page of Reuters, or any successor to or substitute for Reuters, providing rate quotations comparable to those currently provided on such page of Reuters, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to deposits in the London interbank market) at approximately 11:00 A.M., London time, two Business Days prior to the commencement of such Interest Period, as the rate for deposits in such Foreign Currency with a maturity comparable to such Interest Period; or

(c) in the case of a Locally Funded Foreign Currency Loan, the rate (“Local Market IBOR”) appearing on Reuters Screen LIBOR01 (or on any successor, substitute or alternative page of Reuters, or any successor to, substitute for or alternative to Reuters as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to deposits in the applicable interbank market) at approximately 11:00 A.M., local time, two Business Days prior to the commencement of such Interest Period, as the rate for deposits in such Foreign Currency with a maturity comparable to such Interest Period;

provided, in each case, if IBOR shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.

SECTION 3. Consent to Extension Request. Each Lender so indicating on its signature page to this Amendment agrees to extend the Maturity Date with respect to its Commitment for a period of one year, expiring March 11, 2018. This agreement to extend the Maturity Date is subject in all respects to the terms of the Credit Agreement and is irrevocable.

SECTION 4. Representations of Borrower. The Borrower represents and warrants that (i) the representations and warranties of the Borrower set forth in Article V of the Credit Agreement will be true on and as of the Amendment Effective Date and (ii) no Default will have occurred and be continuing on such date.

SECTION 5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 6. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

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SECTION 7. Effectiveness. Each Lender that consents to the Extension Request shall so indicate its consent by executing as indicated on the signature pages. Section 2 of this Amendment shall become effective on the date when the following conditions are met (the “Amendment Effective Date”):

(a) the Agent shall have received from each of the Borrower and the Requisite Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof; and

(b) the Agent shall have received an amendment fee for the account of each Lender that agrees to extend the Maturity Date with respect to its Commitment in an amount equal to 0.04% of such Lender’s Commitment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

LEIDOS HOLDINGS, INC.

By:	/s/ Marc H. Crown
Name: Marc H. Crown
Title: SVP and Treasurer

LEIDOS, INC.

By:	/s/ Marc H. Crown
Name: Marc H. Crown
Title: SVP and Treasurer

CITIBANK, N.A., as Agent and as a Lender

By:	/s/ Susan Olsen
Name: Susan Olsen
Title: Vice President

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Consent to the forgoing Amendment:

CITIBANK, N.A.

By	/s/ Susan Olsen
Name: Susan Olsen
Title: Vice President

Consent to the Extension Request:

CITIBANK, N.A.

By	/s/ Susan Olsen
Name: Susan Olsen
Title: Vice President

Consent to the forgoing Amendment:

BANK OF AMERICA, N.A.

By	/s/ Stuart Bonomo
Name: Stuart Bonomo
Title: Director

Consent to the Extension Request:

BANK OF AMERICA, N.A.

By	/s/ Stuart Bonomo
Name: Stuart Bonomo
Title: Director

Consent to the forgoing Amendment:

THE BANK OF NOVA SCOTIA

By	/s/ Winston Lua
Name: Winston Lua
Title: Director

Consent to the Extension Request:

THE BANK OF NOVA SCOTIA

By	/s/ Winston Lua
Name: Winston Lua
Title: Director

Consent to the forgoing Amendment:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By	/s/ Dhiren Desai
Name: Dhiren Desai
Title: Vice President

Consent to the Extension Request:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By	/s/ Dhiren Desai
Name: Dhiren Desai
Title: Vice President

Consent to the forgoing Amendment:

MORGAN STANLEY BANK, N.A.

By	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

Consent to the Extension Request:

MORGAN STANLEY BANK, N.A.

By	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

Consent to the forgoing Amendment:

U.S. BANK NATIONAL ASSOCIATION

By	/s/ Lukas Coleman
Name: Lukas Coleman
Title: Vice President

Consent to the Extension Request:

U.S. BANK NATIONAL ASSOCIATION

By	/s/ Lukas Coleman
Name: Lukas Coleman
Title: Vice President

Consent to the forgoing Amendment:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By	/s/ Maria Iarriccio
Name: Maria Iarriccio
Title: Director

Consent to the Extension Request:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By	/s/ Maria Iarriccio
Name: Maria Iarriccio
Title: Director

Consent to the forgoing Amendment:

PNC BANK, NATIONAL ASSOCIATION

By	/s/ Steven Day
Name: Steven Day
Title: AVP

Consent to the Extension Request:

PNC BANK, NATIONAL ASSOCIATION

By	/s/ Steven Day
Name: Steven Day
Title: AVP

Consent to the forgoing Amendment:

THE BANK OF NEW YORK MELLON

By
Name:
Title:

Consent to the Extension Request:

THE BANK OF NEW YORK MELLON

By
Name:
Title:

Consent to the forgoing Amendment:

SUNTRUST BANK

By	/s/ Anika Kirs
Name: Anika Kirs
Title: Vice President

Consent to the Extension Request:

SUNTRUST BANK

By	/s/ Anika Kirs
Name: Anika Kirs
Title: Vice President